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                                                                    EXHIBIT 23.1

                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 8, 2002, incorporated by reference in John Q. Hammons Hotels, Inc.'s Form 10-K for the year ended December 28, 2001 and to all references to our Firm included in this registration statement.


                                                     /s/ ARTHUR ANDERSEN LLP








Cincinnati, Ohio
June 3, 2002


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